SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                     FIRST AMERICAN INVESTMENT FUNDS, INC.
                           FIRST AMERICAN FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                           FIRST AMERICAN FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

         The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund. Each proxy card may be completed by voting for or against the proposal relating to your fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Directors.

         We urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that your Fund will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we have to make follow-up solicitations, which may cost your Fund money.

         Please take a few moments to exercise your right to vote.

Thank you.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                           FIRST AMERICAN FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.


                            OAKS, PENNSYLVANIA 19456

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 1997

     NOTICE IS HEREBY GIVEN that a joint special meeting of shareholders of First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"), and First American Strategy Funds, Inc. ("FASF"), will be held at 10:00 a.m. Eastern time, on Friday, October 31, 1997, in the Management Conference Room of SEI Investments Management Corporation, Oaks, Pennsylvania 19456. Each of FAIF, FAF and FASF is referred to herein individually as a "Company" and collectively as the "Companies." Each series within each of FAIF, FAF and FASF comprises a separate mutual fund and is referred to herein individually as a "Fund" and collectively as the "Funds."

     The purposes of the joint special meeting are as follows:

     1. To establish the number of members of the Board of Directors of each Company at seven and to elect each Company's Board of Directors.


     2. To ratify the selection of KPMG Peat Marwick LLP as independent public accountants for each Company for the fiscal year ended September 30, 1997.


     3. To consider and vote on a proposal that would eliminate a fundamental investment restriction of FAIF, which would allow an FAIF Fund to mortgage, pledge or hypothecate its assets.

     4. To consider and vote on a proposed amendment to FAIF's articles of incorporation which would reduce the quorum required to conduct business at shareholders meetings from 30% of all outstanding shares to 10% of all outstanding shares of FAIF or, in the case of voting by classes or series of shares, such percentages of the applicable classes or series.

     5. To transact such other business as may properly come before the joint special meeting.

     THE BOARD OF DIRECTORS OF EACH APPLICABLE COMPANY RECOMMENDS APPROVAL OF PROPOSALS 1, 2, 3 AND 4 LISTED ABOVE.

     Shareholders of record on September 2, 1997 are the only persons entitled to receive notice of and to vote at the joint special meeting and any adjournments thereof. Your attention is directed to the attached Proxy Statement.

     Shareholders should note that they will receive a proxy for each Fund in which they own shares.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE JOINT SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY OR PROXIES IN THE ENCLOSED PREPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE.

                                    BY ORDER OF THE BOARDS OF DIRECTORS

                                    Michael J. Radmer, Secretary


Dated: September 19, 1997

                     FIRST AMERICAN INVESTMENT FUNDS, INC.
                          FIRST AMERICAN FUNDS, INC.
                      FIRST AMERICAN STRATEGY FUNDS, INC.

                            OAKS, PENNSYLVANIA 19456

                              ------------------

                                PROXY STATEMENT

                              ------------------



     JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 31, 1997

     The enclosed proxy is solicited by the Board of Directors of each of First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"), and First American Strategy Funds, Inc. ("FASF"), in connection with a joint special meeting of shareholders (the "Meeting") to be held on October 31, 1997, and any adjournments thereof. Each of FAIF, FAF and FASF is referred to herein individually as a "Company" and collectively as the "Companies." Each series within each of FAIF, FAF and FASF comprises a separate mutual fund and is referred to herein individually as a "Fund" and collectively as the "Funds."


     The costs of solicitation including the cost of preparing and mailing the Notice of Joint Special Meeting and this Proxy Statement, will be allocated among and paid by the Companies based on the total net assets of each Company. Directors and officers of the Companies, employees of First Bank National Association (the investment adviser for the Funds), and employees of SEI Investments Management Corporation (the administrator for the Funds) may, without cost to the Funds, solicit proxies for and on behalf of management of the Companies by means of mail, telephone, or personal calls.


     Shareholders may vote by marking, signing, dating and returning the enclosed proxy in the enclosed postage-paid envelope.

     A proxy may be revoked by giving written notice, in person or by mail, of revocation before the Meeting to the Companies at their principal executive offices at Oaks, Pennsylvania 19456, or by properly executing and submitting a later-dated proxy, or by voting in person at the Meeting. Unless revoked, properly executed proxies in which choices are not specified by the shareholder will be voted "for" each item for which no choice is specified in accordance with the recommendation of the applicable Boards of Directors. Where choices are specified by shareholders in the proxy, the proxy will be voted or the vote will be withheld in accordance with the shareholder's choice.


     This proxy statement and the accompanying form of proxy are being sent or given to shareholders beginning on or about September 19, 1997.


     Abstentions will be counted as shares present at the Meeting for purposes of determining whether a quorum is present and whether the requisite percentage of votes present at the Meeting voted to approve a proposal. Broker "non-votes" will not be counted as present at the Meeting for either such purpose.

     Only shareholders of record on September 2, 1997 may vote at the Meeting or any adjournment thereof. As of that date, the following numbers of shares of common stock of the respective classes of the Funds were issued and outstanding:


                                                  CLASS A        CLASS B         CLASS C           CLASS D
                                                   FUND          SHARES          SHARES            SHARES
                                                -------------   -----------   ---------------   ---------------
FAIF:
Stock Fund  .................................     1,753,765     1,812,000        37,915,893          N/A
Equity Index Fund ...........................       688,312     1,074,055        26,620,051          N/A
Balanced Fund  ..............................     2,008,699     2,672,970        26,930,969          N/A
Asset Allocation Fund   .....................       177,103       380,313         8,364,393          N/A
Equity Income Fund   ........................       445,667       412,970        23,745,168          N/A
Diversified Growth Fund .....................       645,649       534,361        38,810,320          N/A
Emerging Growth Fund ........................       423,853        68,275         8,508,062          N/A
Regional Equity Fund ........................     1,402,943     1,728,763        15,273,581          N/A
Special Equity Fund  ........................     1,385,043     1,451,076        20,780,076          N/A
Technology Fund   ...........................       399,744       421,135         7,373,039          N/A
Health Sciences Fund ........................        73,914        42,862         3,412,520          N/A
Real Estate Securities Fund   ...............       128,313       211,387         2,623,172          N/A
International Fund   ........................       550,462       156,274        16,147,230          N/A
Micro Cap Value Fund ........................         1,873           172        23,794,844          N/A
Limited Term Income Fund   ..................       727,736             0        18,754,907          N/A
Intermediate Term Income Fund    ............       268,418             0        32,259,841          N/A
Fixed Income Fund ...........................       734,804     1,395,087        61,565,308          N/A
Intermediate Government Bond Fund   .........       382,834             0        19,570,432          N/A
Intermediate Tax Free Fund    ...............       328,182             0        39,845,223          N/A
Minnesota Insured Intermediate
 Tax Free Fund    ...........................       764,571             0        29,609,136          N/A
Colorado Intermediate Tax Free Fund    ......       370,124             0         5,103,142          N/A
Oregon Intermediate Tax Free Fund   .........       N/A            N/A           18,021,952          N/A
California Intermediate Tax Free Fund  ......            97        N/A            3,229,819
FAF:
Prime Obligations Fund  .....................   204,937,824     2,029,263     3,652,676,689       114,948,633
Treasury Obligations Fund  ..................       N/A            N/A          873,110,064     2,892,068,133
Government Obligations Fund   ...............       N/A            N/A          924,709,691       326,239,001
FASF:
Strategy Income Fund ........................     2,959,877        N/A             N/A               N/A
Strategy Growth and Income Fund  ............     1,005,395        N/A             N/A               N/A
Strategy Growth Fund ........................     2,024,739        N/A             N/A               N/A
Strategy Aggressive Growth Fund  ............       794,333        N/A             N/A               N/A


     For additional share ownership information, see "Share Ownership" elsewhere herein. Each shareholder is entitled to one vote for each share held. Voting for the election of directors is not cumulative, which means that the holders of a majority of a Company's outstanding shares have the power to elect that Company's entire Board of Directors. None of the matters to be presented at the Meeting will entitle any shareholder to appraisal rights.

     If sufficient votes are not received for the adoption of a proposal by the scheduled Meeting date, the persons named as proxies may propose one or more adjournments of the Meeting, for a period of up to 120 days in the aggregate, to permit further solicitation of proxies. Such adjournments with respect to a Company will require the affirmative vote of a majority of the shares of such Company present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournments if they are instructed by more than a majority of the shares of the applicable Company represented in person or by proxy to vote for the applicable proposal.

     The following table illustrates which Proposals are to be voted upon by shareholders of a Fund:


                                                                      PROPOSAL NUMBER
                                                ------------------------------------------------------------
                                                    1              2              3                4
                                                -----------   ------------   -------------   ---------------
                                                                               APPROVE          APPROVE
                                                                              AMENDMENT        AMENDMENT
                                                  ELECT                          TO           TO ARTICLES
                                                 BOARD OF       RATIFY        INVESTMENT           OF
                   FUND                         DIRECTORS     ACCOUNTANT     RESTRICTION     INCORPORATION
---------------------------------------------   -----------   ------------   -------------   ---------------
FAIF:
Stock Fund  .................................       X             X               X                X
Equity Index Fund ...........................       X             X               X                X
Balanced Fund  ..............................       X             X               X                X
Asset Allocation Fund   .....................       X             X               X                X
Equity Income Fund   ........................       X             X               X                X
Diversified Growth Fund .....................       X             X               X                X
Emerging Growth Fund ........................       X             X               X                X
Regional Equity Fund ........................       X             X               X                X
Special Equity Fund  ........................       X             X               X                X
Technology Fund   ...........................       X             X               X                X
Health Sciences Fund ........................       X             X               X                X
Real Estate Securities Fund   ...............       X             X               X                X
International Fund   ........................       X             X               X                X
Micro Cap Value Fund ........................       X             X               X                X
Limited Term Income Fund   ..................       X             X               X                X
Intermediate Term Income Fund ...............       X             X               X                X
Fixed Income Fund ...........................       X             X               X                X
Intermediate Government Bond Fund   .........       X             X               X                X
Intermediate Tax Free Fund ..................       X             X               X                X
Minnesota Insured Intermediate Tax Free
 Fund .......................................       X             X               X                X
Colorado Intermediate Tax Free Fund .........       X             X               X                X
Oregon Intermediate Tax Free Fund   .........       X             X               X                X
California Intermediate Tax Free Fund  ......       X             X               X                X
FAF:
Prime Obligations Fund  .....................       X             X
Treasury Obligations Fund  ..................       X             X
Government Obligations Fund   ...............       X             X
FASF:
Strategy Income Fund ........................       X             X
Strategy Growth and Income Fund  ............       X             X
Strategy Growth Fund ........................       X             X
Strategy Aggressive Growth Fund  ............       X             X

     The investment adviser for the Funds is First Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota; the distributor (principal underwriter) for the Funds is SEI Investments Distribution Co., Oaks, Pennsylvania 19456; and the administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456.


                         ANNUAL AND SEMI-ANNUAL REPORTS

     Each Company will furnish, without charge, a copy of its most recent annual report and succeeding semi-annual report, if any, to any shareholder of such Company upon request. Such requests should be directed to SEI Investments Management Corporation, Oaks, Pennsylvania 19456, or may be made by toll-free telephone call at 1-800-637-2548 in the case of FAIF or FAF or at 1-888- 99STRAT in the case of FASF. The Companies will provide copies of such reports to a requesting shareholder by first class mail or other means designed to assure prompt delivery within three business days of the request.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Management of each Company recommends that the number of directors to be elected at the Meeting be set at seven and that the seven nominees named below be elected as directors. The enclosed proxy will be voted for the election of each nominee named below unless such authority is withheld in the proxy. The term of office of the persons elected will be until the next meeting of shareholders of the applicable Company or until their successors are elected and shall qualify. In accordance with the articles of incorporation and bylaws of the respective Companies and applicable state law, management of the respective companies does not currently intend to hold annual or periodically scheduled regular meetings of shareholders.

     Pertinent information regarding the nominees and their principal occupations during the past five years is set forth below. Information concerning the nominees' share ownership is set forth elsewhere herein under "Share Ownership."


     ROBERT J. DAYTON: Director of FAIF since September 1994, of FAF since December 1994 and of FASF since June 1996; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 54.


     ANDREW M. HUNTER III: Director of FAIF, FAF and FASF since January 1997; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 49.

     LEONARD W. KEDROWSKI: Director of FAIF and FAF since November 1993 and of FASF since June 1996; President and owner of Executive Management Consulting, Inc., a management consulting firm; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 55.

    *ROBERT L. SPIES: Director of FAIF, FAF and FASF since January 31, 1997;
     employed by First Bank System, Inc. and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, First Bank National Association.
     Age: 62.

     JOSEPH D. STRAUSS: Director of FAF since 1984, of FAIF since April 1991 and of FASF since June 1996; Chair of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age: 56.

     VIRGINIA L. STRINGER: Director of FAIF since August 1987, of FAF since April 1991 and of FASF since June 1996; Chair of the Board of FAIF, FAF and FASF since September 1997; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age: 52.


     ROGER A. GIBSON: Vice President North America-Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President-Mountain Region in Denver and Vice President-Northwest Region in San Francisco; employee at United Airlines since 1967. Age: 51.


------------------
*Denotes directors who are "interested persons" as defined in the Investment
 Company Act of 1940. Mr. Spies is deemed to be an "interested person" due to his ownership of shares of the parent company of the Funds' investment adviser.

     The Board of Directors has established Audit and Board Development (nominating) Committees. Each of the Companies does not have a compensation committee.

     The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Funds on matters concerning the Funds' financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Funds from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers, directors and service providers. The current members of each Company's Audit Committee are Mr. Kedrowski and Mr. Spies. The Audit Committee met four times during the fiscal year ended September 30, 1996.

     The functions performed by the Board Development (nominating) Committee are, among others, to recommend to the Board nominees for election as directors consistent with the needs of the Board and the Funds; to recommend to the Board a successor to the Chair when a vacancy occurs in that position; to recommend to the board compensation plans and arrangements for directors; to review the Board and Fund structures for their effectiveness in meeting the managerial needs of the Funds. The Board Development Committee does not consider nominees recommended by shareholders to fill vacancies on the Board. The current members of each Company's Board Development Committee are Mr. Dayton, Mr. Hunter, Mr. Strauss and Ms. Stringer. The Board Development Committee met five times during the fiscal year ended September 30, 1996.

     During the fiscal year ended September 30, 1996, the Board of each Company held a total of seven meetings. During that fiscal year, with respect to each Company, no incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which he or she was a director and (ii) the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served.


     The First American family of funds, which includes FAIF, FAF and FASF, currently pays only to directors of the Funds who are not paid employees or affiliates of the Funds a fee of $15,000 per year ($22,500 in the case of the Chair) plus $2,500 ($3,750 in the case of the Chair) per meeting of the Board attended and $800 per committee meeting attended ($1,600 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In addition, directors may receive a per diem fee of $1,000 per day plus travel expenses when directors travel out of town on Fund business. However, for an out of town meeting, directors do not receive both the $1,000 per diem amount and the aforementioned Board or committee fee, but instead receive the greater of the per diem fee or meeting fee. In the event of telephonic Board or committee meetings which last less than one hour, each director receives a fee of $500 per meeting ($750 in the case of the chair or a committee chair). These fees are allocated among the Companies and Funds on the basis of their relative net asset values. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, Secretary of FAIF, FAF and FASF, is a partner. No executive officer or affiliated person of any of the Companies had aggregate compensation from a Company in excess of $60,000 during such fiscal year. The following table sets forth the cash compensation received by each incumbent director from each Company, and from all Companies included in the First American family of funds, during the fiscal year ended September 30, 1996:



           COMPANY             MR. DAYTON   MR. HUNTER   MR. KEDROWSKI   MR. SPIES   MR. STRAUSS   MS. STRINGER
----------------------------- ------------ ------------ --------------- ----------- ------------- --------------
FAIF ........................   $11,729       $  0*         $12,176        $  0*       $20,082       $12,620
FAF .........................   $21,121       $  0*         $21,974        $  0*       $36,293       $22,730
FASF** ......................   $     0       $  0          $     0        $  0        $     0       $     0
Total from all First American
 fund companies (3 companies)   $32,850       $  0*         $34,150        $  0*       $56,375       $33,350

------------------
 *Not a director during the fiscal year ended September 30, 1996.

**FASF first offered shares on October 1, 1996. Directors did not receive compensation from FASF before that time.

     THE BOARD OF DIRECTORS OF EACH COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE BOARD NOMINEES NAMED ABOVE. The affirmative vote of a majority of the shares of the applicable

Company represented at the Meeting, voting together and not as separate series or classes, is sufficient for the election of the above nominees to the Board of Directors, provided that a quorum (30% of the outstanding shares in the case of FAIF, 10% of the outstanding shares in the case of FAF, and 10% of the outstanding shares in the case of FASF) is present at the Meeting in person or by proxy. Shareholders do not have the right to cumulate their votes for directors. Unless otherwise instructed, the proxies will vote for all nominees named. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the Meeting, the proxies will vote for such other persons as the Board of Directors may designate. Nothing currently indicates that such a situation will arise.


                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Investment Company Act of 1940 (the "1940 Act") provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not "interested persons" of the investment company or its investment adviser. The Investment Company Act of 1940 also provides that the selection shall be submitted for ratification or rejection by shareholders.

     The Board of Directors of each Company, including a majority of the directors who are not "interested persons" of the Company or its investment adviser, First Bank National Association, selected KPMG Peat Marwick LLP to serve as each Company's independent public accountants for the fiscal year ended September 30, 1997. KPMG Peat Marwick LLP has served as each Company's independent public accountants since such Company's inception. KPMG Peat Marwick LLP has no direct or material indirect financial interest in any of the Companies or in First Bank National Association, other than receipt of fees for services to the Companies.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting. Such representatives will be given the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS OF EACH COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP. The affirmative vote of a majority of the shares of the applicable Company represented at the Meeting, voting together and not as separate series or classes, is sufficient for the ratification of the appointment of KPMG Peat Marwick LLP, provided that a quorum is present at the Meeting with respect to the applicable Company in person or by proxy. Unless otherwise instructed, the proxies will vote for the ratification of the appointment of KPMG Peat Marwick LLP.


                                 PROPOSAL THREE
                   APPROVAL OR DISAPPROVAL OF MODIFICATION TO
            FUNDAMENTAL POLICY OF FAIF RELATING TO PLEDGE OF ASSETS

     Each FAIF Fund is subject to a fundamental investment restriction (No. 4 in FAIF's Statement of Additional Information) to the effect that no such Fund shall:

     Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of the value of its total assets to secure temporary or emergency borrowing.

     The Board of Directors of FAIF proposes to eliminate this investment restriction. The limitation on pledging the Funds' assets as collateral reflects regulatory, business or industry conditions, practices or requirements and policies that are no longer in effect.

     Various of the FAIF Funds may, under the investment policies and restrictions set forth in their prospectuses, engage in a variety of options transactions, including the writing of call options on stock indices, interest rate indices and currency indices. In addition, certain of the FAIF Funds may enter into a variety of futures transactions, including the purchase of stock index futures, options on stock index futures, interest rate futures, options on interest rate futures and other contracts or futures contracts based on or involving the future delivery of securities or foreign currencies. Options and futures transactions generally involve the purchase by one party of a right to receive at a future date securities or cash based on the difference between the value of the applicable stock index, interest rate index or foreign currency as set forth in the contract and the actual value of such index or currency at the time of the expiration date set forth in the contract.

     The Funds have found that when they wish to enter into certain options and futures contracts which are permitted under their investment policies and restrictions, the counterparty or the applicable options or futures clearing organization may require them to pledge collateral to secure their delivery or payment obligation under such contracts. If a counterparty requires collateral, the Fund would pledge collateral with a value which approximately equals the dollar amount of the obligation undertaken by the Fund in the applicable transaction. Because the collateral is pledged simply to secure an obligation which the Fund already is permitted to undertake, the Funds believe that pledging collateral in connection with options and futures transactions would not expose the Funds to additional risk. Pledging assets is not without risk, however. Because assets that have been pledged to other parties may not be readily available to a Fund, the Fund may have less flexibility in liquidating such assets if needed. In addition, if the value of the collateral or the secured obligation is required to be "marked to market," a Fund may be called upon to post additional collateral or have the transaction closed out. On the other hand, this potential risk should be considered together with the potential benefits, such as the increased ability of the Funds to pursue their respective investment objectives in a manner already permitted to them.

     THE BOARD OF DIRECTORS OF FAIF RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELIMINATION OF THIS FUNDAMENTAL INVESTMENT RESTRICTION. The adoption of this proposal requires the favorable vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of each FAIF Fund, voting as separate series. Under the 1940 Act, the term "majority of the outstanding voting securities" with respect to a given Fund means the lesser of (a) the vote of 67% or more of the shares of such Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote to approve the proposed modification to this fundamental investment restriction.


                                  PROPOSAL FOUR
                     AMENDMENT OF ARTICLES TO REDUCE QUORUM
                        REQUIRED FOR SHAREHOLDERS MEETING

     Article IV, Section 3 of the Amended and Restated Articles of Incorporation of FAIF (the "Articles") currently provides as follows with respect to the quorum required in order to take action at a meeting of shareholders:

          "The presence in person or by proxy of the holders of record of 30% of the Shares of all Classes issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of business at all meetings of the stockholders except as otherwise provided by law or in these Articles of Incorporation and except that where the holders of Shares of any Class or Series thereof are entitled to a separate vote as a Class or Series (for purposes of this Section 3, such Series or Class, being referred to as a "Separate Class") or where the holders of Shares of two or more (but not all) Classes or series thereof are required to vote as a single Class or Series for the purposes of this Section 3 (such Series or Classes being referred to as a "Combined Class"), the presence in person or by proxy of the holders of 30% of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote."

     The Board of Directors of FAIF has approved an amendment to the Articles reducing the foregoing quorum requirement from 30% to 10% and recommends adoption of this amendment by shareholders.

     The Board believes that a reduction in the quorum requirement is desirable because it may reduce the time and expense associated with soliciting and obtaining sufficient proxies from shareholders to conduct shareholders' meetings concerning relatively routine matters, such as the election of directors and the ratification of independent auditors. FAIF has experienced low shareholder voting in connection with past shareholders meetings and, as a result, its administrator and investment adviser have devoted substantial resources to soliciting proxies in connection with such meetings. In addition, shareholders meetings have had to be adjourned on occasion in order to obtain sufficient proxies to take corporate action. The Board believes that the decreased quorum requirement may mitigate these difficulties in connection with future shareholders meetings. It also notes that the other members of the First American family of funds, First American Funds, Inc., and First American Strategy Funds, Inc. each have a 10% quorum requirement for shareholders meetings.

     The proposed reduction in the quorum for shareholders meetings would not affect voting requirements imposed on FAIF by the 1940 Act or Maryland law with respect to certain issues. Under the 1940 Act, specified kinds of actions must be approved by shareholders by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of FAIF or of each affected Fund. Examples of such actions include approval of new Rule 12b-1 distribution plans, of material increases in amounts payable under existing Rule 12b-1 distribution plans, of new investment advisory agreements, and of changes to a Fund's fundamental investment policies. Under the 1940 Act, the term "majority of the outstanding voting securities" is defined to mean the lesser of (a) the vote of 67% or more of the shares of such Fund present at the special meeting, if the holders of more than 50% of a Fund's outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the outstanding shares of the Fund. Thus, these actions cannot be taken unless at least 50% of the outstanding shares are present or represented by proxy at a shareholders meeting. The proposed amendment would not have the effect of changing these 1940 Act voting requirements.

     Similarly, under Maryland law, amendments to a corporation's articles of incorporation and certain extraordinary corporate transactions, such as consolidations and mergers, must be approved by at least two-thirds of all votes entitled to be cast with respect to the issue. Thus, these actions cannot be taken unless at least two-thirds of the outstanding shares are present or represented by proxy at a shareholders meeting. The proposed amendment to FAIF's Articles would not have the effect of changing these Maryland state law voting requirements.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL. Approval of this proposal requires the favorable vote of at least two-thirds of the outstanding shares of FAIF. Unless otherwise instructed, the proxies will vote to approve this proposal.


                               EXECUTIVE OFFICERS

     Pertinent information regarding the executive officers of the Companies and their principal occupations during the past five years is set forth below:

     DAVID LEE: President of FAIF and FAF since April 1994 and of FASF since June 1996; Senior Vice President and Assistant Secretary of FAF and FAIF beginning June 1, 1993; Senior Vice President of SEI Investment Distribution Co. (the "Distributor") since 1991; President, GW Sierra Trust Funds prior to 1991. Age: 44.

     CARMEN V. ROMEO: Treasurer and Assistant Secretary of FAIF and FAF since November 1992 and of FASF since June 1996; Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI Corporation ("SEI"), SEI Financial Management Corporation (the "Administrator") and the Distributor since 1981. Age: 52.

     KEVIN P. ROBINS: Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President, Assistant Secretary and General Counsel of the Administrator and the Distributor.
     Age: 36.

     KATHRYN STANTON: Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President and Assistant Secretary of the Administrator and the Distributor since April 1994; Associate, Morgan, Lewis & Bockius, from 1989 to 1994. Age: 37.

     SANDRA K. ORLOW: Vice President and Assistant Secretary of FAIF and FAF since 1992 and of FASF since June 1996; Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983. Age:
     40.

     MARC CAHN: Vice President and Assistant Secretary of FAIF, FAF and FASF since June 1996; Vice President and Assistant Secretary of the Administrator and Distributor since May 1996; Associate General Counsel, Barclays Bank PLC, from 1994 to 1996; ERISA Counsel, First Fidelity Bancorporation, prior to 1994. Age: 39.

     BARBARA A. NUGENT: Vice President and Assistant Secretary of FAIF, FAF and FASF since June 1996; Vice President and Assistant Secretary of the Administrator and Distributor since April 1996; Associate, Drinker, Biddle & Reath, from 1994 to 1996; Assistant Vice President/Administration (1992 to 1993) and Operations (1988 to 1992), Delaware Service Company, Inc. Age:
     39.

     STEPHEN G. MEYER: Controller of FAIF and FAF since March 1995 and of FASF since June 1996; Director of Internal Audit and Risk Management of SEI from 1992 to 1995; Senior Associate, Coopers & Lybrand, from 1990 to 1992. Age:
     31.


     MICHAEL J. RADMER: Secretary of FAIF since April 1991, of FAF since 1981 and of FASF since June 1996; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF. Age:
     52.


                              SHAREHOLDER PROPOSALS

     The Companies do not hold annual shareholder meetings. Shareholders of a Company wishing to submit proposals for inclusion in a subsequent proxy statement of such Company should send their written proposals to such Company c/o SEI Investments Management Corporation, Oaks, Pennsylvania 19456.

                                 SHARE OWNERSHIP


     As of September 2, 1997, no individual director of any Company beneficially owned more than 1% of the outstanding shares of any class of any Fund and at such date the officers and directors of the Companies as a group did not beneficially own more than 1% of the outstanding shares of any class of any Fund.

     The following table sets forth information concerning those persons known by the Companies to own, of record, as of September 2, 1997, more than 5% of the outstanding shares of any class of any Fund:



                                                                         NUMBER OF
                                                                           SHARES       PERCENTAGE
           FUND                         NAME AND ADDRESSES                 OWNED         OF CLASS
----------------------------   --------------------------------------   -----------     ----------
FAF:

Government Obligations Fund
 Class C                       VAR & Co.                                443,151,300        47.92%
                               First Trust N.A.
                               P. O. Box 64010
                               St. Paul, MN 55164-0010

                               Special Custody Account for the          474,439,728        51.31%
                               Exclusive Benefit of Customers of FBS
                               Investment Services, Inc.
                               100 South Fifth Street Suite 1400
                               Minneapolis, MN 55402-1217

 Class D                       VAR & Co.                                326,238,973          100%
                               First Trust N.A.
                               P. O. Box 64010
                               St. Paul, MN 55164-0010

Prime Obligations Fund
 Class A                       National Financial Services Corp.        179,788,683        87.73%
                               For the Exclusive Benefit of Our
                                Customers
                               P. O. Box 3752
                               Church Street Station
                               New York, NY 10008-3752

 Class B                       Colorado National Bank                       185,494         9.14%
                               Custodian of IRA of
                               Bill L. Falder
                               12072 East Iowa Avenue
                               Aurora, CO 80012-5236

                               First Bank N.A.                              125,040         6.16%
                               Custodian of IRA of
                               Russell C. Eidal
                               320 Bluff Drive
                               Lowell, AR 72745-9117

 Class D                       VAR & Co.                                114,948,582          100%
                               First Trust N.A.
                               P. O.Box 64010
                               St. Paul, MN 55164-0010

Treasury Obligations Fund


                                                                       NUMBER OF
                                                                         SHARES        PERCENTAGE
         FUND                       NAME AND ADDRESSES                   OWNED          OF CLASS
------------------------   --------------------------------------     ------------     ----------
 Class C                   VAR & Co.                                   775,600,236       88.83%
                           First Trust N.A.
                           P. O. Box 64010
                           St. Paul, MN 55164-0010

                           Special Custody Account for the              90,198,888       10.3 %
                           Exclusive Benefit of Customers of FBS
                           Investment Services, Inc.
                           100 South Fifth Street
                           Suite 1400
                           Minneapolis, MN 55402-1217

 Class D                   VAR & Co.                                 2,892,068,105         100%
                           First Trust N.A.
                           P. O. Box 64010
                           St. Paul, MN 55164-0010

FAIF:

Asset Allocation Fund
 Class A                   David A. Baumgarten                              13,436        7.59%
                           1660 North Prospect Avenue
                           Apt. 2806
                           Milwaukee, WI 53202-2487

                           Miller Fashions, Inc.                            12,038        6.80%
                           601 Shoreacres Dr. Apt. 208
                           Fairmont, MN 56031-2244

 Class C                   VAR & Co.                                     4,118,479       49.24%
                           P.O. Box 64482
                           St. Paul, MN 55164-0482

                           VAR & Co.                                     2,808,373       33.58%
                           P.O. Box 64482
                           St. Paul, MN 55164-0482

                           First Trust N.A.                              1,424,805       17.03%
                           as Fiduciary for First Retirement
                           180 East 5th Street
                           St. Paul, MN 55101-1631

Balanced Fund
 Class C                   VAR & Co.                                    15,822,440       58.75%
                           P.O. Box 64482
                           St. Paul, MN 55164-0482

                           First Trust N.A.                             10,812,952       40.15%
                           as Fiduciary for First Retirement
                           180 East 5th Street
                           St. Paul, MN 55101-1631

California Intermediate
 Tax Free Fund
 Class A                   SEI Corporation                                      97         100%
                           One Freedom Valley Dr.
                           Oaks, PA 19456


                                                               NUMBER OF
                                                                 SHARES       PERCENTAGE
         FUND                    NAME AND ADDRESSES              OWNED         OF CLASS
------------------------   --------------------------------   -----------     ----------
 Class C                   VAR & Co.                           2,135,869         66.13%
                           P.O. Box 64482
                           St. Paul, MN 55164-0482

                           TELCO                                 857,301         26.54%
                           Attn: Trust Mutual Funds
                           P.O. Box 3168
                           Portland, OR 97208-3168

Colorado Intermediate
 Tax-Free Fund
 Class A                   William G. Spahr                       19,919          5.36%
                           P.O. Box 226
                           Clinton, MO 64735-0226

                           Richard E. Butler                      20,326          5.47%
                           T/O/D Jamie L. Butler
                           1260 South Foothill Drive
                           Lakewood, CO 80228-3426

 Class C                   VAR & Co.                           4,970,808         97.41%
                           P.O. Box 64482
                           St. Paul, MN 55164-0482

Diversified Growth Fund
 Class A                   Paul T. Green Agency #31081500         45,514          7.04%
                           Norwest Bank SD N.A. as Agent
                           P.O. Box 1450 NW8477
                           Minneapolis, MN 55480-8477

 Class C                   VAR & Co.                          29,005,973         74.74%
                           P.O. Box 64482
                           St. Paul, MN 55164-0482

                           VAR & Co.                           3,982,158         10.26%
                           P.O. Box 64482
                           St. Paul, MN 55164-0482

                           TELCO                               2,973,735          7.66%
                           Attn: Trust Mutual Funds
                           P.O. Box 3168
                           Portland, OR 97208-3168

Emerging Growth Fund
 Class A                   Appel Aggressive Investors             33,841          7.98%
                           Limited Partnership
                           150 Great Neck Road
                           Great Neck, NY 11201-3309

                           G. Appel Emerging Markets              67,212         15.86%
                           Limited Partnership
                           150 Great Neck Road
                           Great Neck, NY 11021-3309

                           Blackcomb Associates LP                38,756          9.14%
                           P.O. Box 5430
                           Incline Village, NV 89450-5430


                                                            NUMBER OF
                                                              SHARES       PERCENTAGE
      FUND                   NAME AND ADDRESSES               OWNED         OF CLASS
-------------------   ----------------------------------   -----------     -----------
                      J.C. Bradford & Co.                      85,649         19.73%
                      Custodian FBO
                      DCIP Limited Partners I
                      330 Commerce Street
                      Nashville, TN 37201-1805

 Class C              VAR & Co.                             6,517,999         76.61%
                      P.O. Box 64482
                      St. Paul, MN 55164-0482

                      VAR & Co.                               835,731          9.82%
                      P.O. Box 64482
                      St. Paul, MN 55164-0482

                      First Trust N.A.                        772,863          9.08%
                      as Fiduciary for First Retirement
                      180 East 5th Street
                      St. Paul, MN 55101-1631

Equity Income Fund
 Class A              Douglas Spedding TTEE                    28,321          6.35%
                      R. Douglas Spedding Trust
                      4380 E. Alameda Avenue
                      Glendale, CO 80222

                      Clark & Co.                              78,741         17.66%
                      A/C of Calvin & Patricia Fisher
                      P.O. Box 0039
                      Westerville, OH 43086-0039

 Class C              VAR & Co.                            15,010,520         63.22%
                      P.O. Box 64482
                      St. Paul, MN 55164-0482

                      TELCO                                 6,063,580         25.54%
                      Attn: Trust Mutual Funds
                      P.O. Box 3168
                      Portland, OR 97208-3168

Equity Index Fund
 Class C              VAR & Co.                             2,064,187          7.76%
                      P.O. Box 64482
                      St. Paul, MN 55164-0482

                      VAR & Co.                            13,644,879         51.27%
                      P.O. Box 64482
                      St. Paul, MN 55164-0482

                      First Trust N.A.                      2,704,475         10.16%
                      as Fiduciary for First Retirement
                      180 East 5th Street
                      St. Paul, MN 55101-1631

                      First Trust N.A.                      2,604,471          9.79%
                      FBO Waldorf Corporation
                      P.O. Box 64010
                      St. Paul, MN 55164-0010


                                                                  NUMBER OF
                                                                    SHARES       PERCENTAGE
       FUND                      NAME AND ADDRESSES                 OWNED         OF CLASS
---------------------   --------------------------------------   -----------     ----------
                        First Trust N.A.                          5,359,434         20.11%
                        Trustee FBO
                        United Healthcare Corporation 401(K)
                        180 East First Street
                        P.O. Box 64488
                        St. Paul, MN 55164-0488

                        Metlife Defined Contribution Group        5,359,434         20.14%
                        as Agent for First Trust N.A.
                        Trustee FBO
                        United Healthcare Corporation 401(K)
                        180 E. Fifth Street
                        P.O. Box 64488
                        St. Paul, MN 55164-0488

Fixed Income Fund
 Class A                Swanson & Youngdale Inc. ESOP                44,288          6.04%
                        Trustee C.B. Anderson
                        c/o Clark B. Anderson
                        6565 West 23rd Street
                        Minneapolis, MN 55426-2853

 Class C                VAR & Co.                                38,395,450         62.37%
                        P.O. Box 64482
                        St. Paul, MN 55164-0482

                        VAR & Co.                                13,982,311         22.71%
                        P.O. Box 64482
                        St. Paul, MN 55164-0482

                        First Trust N.A.                          5,161,044          8.38%
                        as Fiduciary for First Retirement
                        180 East 5th Street
                        St. Paul, MN 55101-1631

Health Sciences Fund
 Class A                The LSI Corp of America                       5,061          6.84%
                        2100 Xenium Lane
                        Plymouth, MN 55441-3629

                        Brian E. Palmer & Virginia B. Palmer          4,082          5.52%
                        Co-Trustees
                        Eugene P. Palmer Credit TR 6-1-94
                        c/o Dorsey & Whitney
                        Pillsbury Center South
                        220 South Sixth Street
                        Minneapolis, MN 55402

                        Walter Goldberg &                             6,634          8.97%
                        Anne Steinberg Trustees
                        Marjorie Goldberg Family Trust
                        P.O. Box 31170
                        Aurora, CO 80041-0170

                        Marvin H. Fisk                                3,884          5.25%
                        1077 Overlood Road
                        Mendota Heights, MN 55118-3652

                                                                 NUMBER OF
                                                                   SHARES        PERCENTAGE
         FUND                     NAME AND ADDRESSES               OWNED          OF CLASS
-------------------------   ---------------------------------   -----------      ----------
                            Jean Marie Grouard                       4,994         6.75%
                            710 Marquette Avenue
                            Minneapolis, MN 55402-2305

                            First Bank N.A.                          6,760         9.14%
                            Custodian for IRA of
                            Marvin F. Moes Rollover
                            10758 E. Pinewood Drive
                            Parker, CO 80134-7820

 Class C                    VAR & Co.                            3,203,240        93.87%
                            P.O. Box 64482
                            St. Paul, MN 55164-0482

                            VAR & Co.                              171,179         5.02%
                            P.O. Box 64482
                            St. Paul, MN 55164-0482

Intermediate Government
 Bond Fund
 Class A                    The Janice Gardner Foundation           52,694        13.41%
                            11580 K-Tel Drive
                            Minnetonka, MN 55343-8855

                            Gail B. Cox and Wilma M. Cox            22,154         5.64%
                             JTWROS
                            17417 Hwy M
                            Lawson, MO 64062

                            Ethel A. Spector Trustee                37,867         9.64%
                            Ethel A. Spector Revocable Trust
                            7400 River Drive #20A
                            St. Paul, MN 55116-1036

 Class C                    VAR & Co.                           18,011,134        92.03%
                            P.O. Box 64482
                            St. Paul, MN 55164-0482

Intermediate Term
 Income Fund
 Class A                    Amwill Investors                        16,548         6.17%
                            P.O. Box 1446
                            Williston, ND 58802-1446

                            Charles Schwab & Co.                    25,556         9.52%
                            FBO Gladys Sitter Krueger
                            101 Montgomery Street
                            San Francisco, CA 94104-4122

 Class C                    VAR & Co.                           10,000,610        31.00%
                            P.O. Box 64482
                            St. Paul, MN 55164-0482

                            VAR & Co.                            4,034,072        12.50%
                            P.O. Box 64482
                            St. Paul, MN 55164-0482

                                                     NUMBER OF
                                                       SHARES       PERCENTAGE
       FUND               NAME AND ADDRESSES           OWNED         OF CLASS
--------------------   --------------------------   ------------    ----------

                       TELCO                        14,442,976         44.77%
                       Attn: Trust Mutual Funds
                       P.O. Box 3168
                       Portland, OR 97208-3168

                       ZEREB                         1,903,238          5.90%
                       Attn: Trust Mutual Funds
                       P.O. Box 3168
                       Portland, OR 97208-3168

Intermediate Term
 Tax-Free Fund
 Class A               Mary McCaulley                   19,665          5.99%
                       63343 150th Avenue NE
                       Spicer, MN 56288-9689

                       Brian L. Johnson                114,329         34.84%
                       Joan M. Johnson
                       P.O. Box 400
                       Spooner, WI 54801-0400

 Class C               VAR & Co.                    22,074,522         55.40%
                       P.O. Box 64482
                       St. Paul, MN 55164-0482

                       UNIT & Co.                    3,902,838          9.79%
                       Attn: Trust Mutual Funds
                       P.O. Box 3168
                       Portland, OR 97208-3168

                       TELCO                         7,437,946         18.67%
                       Attn: Trust Mutual Funds
                       P.O. Box 3168
                       Portland, OR 97208-3168

                       ZEREB                         5,583,846         14.01%
                       Attn: Trust Mutual Funds
                       P.O. Box 3168
                       Portland, OR 97208-3168

International Fund
 Class A               Marin Associates LTD PA         170,483         30.94%
                       150 Great Neck Road
                       Great Neck, NY 11021-3309

                       Marin Sector LTD PA              67,834         12.31%
                       150 Great Neck Road
                       Great Neck, NY 11021-3309

 Class B               Guenther Patzeiberger            10,287          6.48%
                       Cristobal Colon #98
                       Colon Echegaray Naucaipan
                       Edo De Mexico 53310

 Class C               VAR & Co.                     7,371,599         45.65%
                       P.O. Box 64482
                       St. Paul, MN 55164-0482

                                                                     NUMBER OF
                                                                       SHARES       PERCENTAGE
          FUND                       NAME AND ADDRESSES                OWNED         OF CLASS
--------------------------   -------------------------------------   ----------     ----------
                             VAR & Co.                               6,714,806         41.58%
                             P.O. Box 64482
                             St. Paul, MN 55164-0482

                             First Trust N.A.                        1,372,507          8.50%
                             as Fiduciary for First Retirement
                             180 East 5th Street
                             St. Paul, MN 55101-1631

Limited Term Income Fund
 Class A                     Planned Parenthood of Minnesota            79,529         10.93%
                             Operating Reserve Fund
                             Thomas Webber, Executive Director
                             1965 Ford Parkway
                             St. Paul, MN 55116-1923

                             Fleet Wholesale Supply Co., et. al.       245,782         33.77%
                             Retirement Plans
                             c/o Tom Green
                             P.O. Box 5055
                             Brainerd, MN 56401-5055

 Class C                     VAR & Co.                               3,554,454         18.95%
                             P.O. Box 64482
                             St. Paul, MN 55164-0482

                             VAR & Co.                               6,472,856         34.51%
                             P.O. Box 64482
                             St. Paul, MN 55164-0482

                             First Trust N.A.                        1,339,571          7.14%
                             as Fiduciary for First Retirement
                             180 East 5th Street
                             St. Paul, MN 55101-1631

                             TELCO                                   6,503,467         34.68%
                             Attn: Trust Mutual Funds
                             P.O. Box 3168
                             Portland, OR 97208-3168

Micro Cap Value Fund
 Class A                     SEI Corporation                                96          5.10%
                             One Freedom Valley Drive
                             Oaks, PA 19456

                             First Bank N.A.                               475         25.37%
                             Custodian FBO Jean Gegner IRA
                             2725 42nd Street
                             DesMoines, IA 50310-3404

                             Colorado National Bank                        299         15.98%
                             Custodian FBO
                              Cheryl L. Austermiller IRA
                             13650 Rankin Road
                             Elbert, CO 80106-8823

                             Daniel W. Yohannes                            953         50.89%
                             18 Cherry Hills Farm Drive
                             Englewood, CO 80110-7165

                                                            NUMBER OF
                                                              SHARES       PERCENTAGE
       FUND                  NAME AND ADDRESSES               OWNED         OF CLASS
--------------------   ---------------------------------   -----------     ----------
 Class B               SEI Corporation                            100         58.23%
                       One Freedom Valley Drive
                       Oaks, PA 19456

                       Colorado National Bank                      72         41.77%
                       Custodian FBO Ipsita Mitra IRA
                       1641 E. Woodmen Road #179
                       Colorado Springs, CO 80920-3345

 Class C               UNIT & Co.                           4,456,874         18.73%
                       Attn: Trust Mutual Funds
                       P.O. Box 3168
                       Portland, OR 97208-3168

                       TELCO                               13,686,843         57.52%
                       Attn: Trust Mutual Funds
                       P.O. Box 3168
                       Portland, OR 97208-3168

                       ZEREB                                5,301,425         22.28%
                       Attn: Trust Mutual Funds
                       P.O. Box 3168
                       Portland, OR 97208-3168

Oregon Intermediate
 Tax Free Fund
 Class C               UNIT & Co.                           1,078,554          5.98%
                       Attn: Trust Mutual Funds
                       P.O. Box 3168
                       Portland, OR 97208-3168

                       TELCO                               14,516,284         80.55%
                       Attn: Trust Mutal Funds
                       P.O. Box 3168
                       Portland, OR 97208-3168

                       ZEREB                                2,379,025         13.20%
                       Attn: Trust Mutual Funds
                       P.O. Box 3168
                       Portland, OR 97208-3168

Minnesota Insured
 Intermediate Fund
 Class C               Norwest Bank Minnesota North NA         61,065          7.94%
                       Trustee for Clarence Holden
                       c/o Trust Mutual Fund Processing
                       P.O. Box 1450 NW 8477
                       Minneapolis, MN 55480-1450

                       Alfred P. Gale                         119,624         15.55%
                       2350 Highland Road
                       Maple Plain, MN 55359-9570

                       Trachsel Dental Studio                 100,715         13.09%
                       Fred & Ramona Trachsel
                       P.O. Box 6598
                       Rochester, MN 55903-6598

                                                                     NUMBER OF
                                                                       SHARES       PERCENTAGE
           FUND                       NAME AND ADDRESSES               OWNED         OF CLASS
----------------------------   ----------------------------------   -----------     ----------
 Class C                       VAR & Co.                            28,828,568         97.36%
                               P.O. Box 64482
                               St. Paul, MN 55164-0482

Real Estate Securities Fund
 Class B                       Kendall M. Anderson                      10,879          5.15%
                               Susan A. Anderson
                               10487 Dupont Road
                               Bloomington, MN 55431

 Class C                       VAR & Co.                             2,417,443         92.16%
                               P.O. Box 64482
                               St. Paul, MN 55164-0482

Regional Equity Fund
 Class C                       VAR & Co.                             2,967,532         19.43%
                               P.O. Box 64482
                               St. Paul, MN 55164-0482

                               VAR & Co.                             7,187,415         47.05%
                               P.O. Box 64482
                               St. Paul, MN 55164-0482

                               First Trust N.A.                      3,597,501         23.55%
                               as Fiduciary for First Retirement
                               180 East 5th Street
                               St. Paul, MN 55101-1631

Special Equity Fund
 Class C                       VAR & Co.                             6,881,910         33.12%
                               P.O. Box 64482
                               St. Paul, MN 55164-0482

                               VAR & Co.                            10,765,241         51.81%
                               P.O. Box 64482
                               St. Paul, MN 55164-0482

                               First Trust N.A.                      2,699,160         12.99%
                               as Fiduciary for First Retirement
                               180 East 5th Street
                               St. Paul, MN 55101-1631

Stock Fund
 Class A                       Wells Fargo Bank Trustee                101,886          6.26%
                               FBO AMD 401(K) Plan
                               P. O. Box 9800
                               Calabasas, CA 91372-0800

 Class C                       VAR & Co.                            14,691,939         38.75%
                               P.O. Box 64482
                               St. Paul, MN 55164-0482

                               VAR & Co.                            15,243,093         40.21%
                               P.O. Box 64482
                               St. Paul, MN 55164-0482

                               First Trust N.A.                      7,115,051         18.77%
                               as Fiduciary for First Retirement
                               180 East 5th Street
                               St. Paul, MN 55101-1631

                                                               NUMBER OF
                                                                SHARES        PERCENTAGE
        FUND                    NAME AND ADDRESSES               OWNED         OF CLASS
----------------------   ----------------------------------    ----------     ----------
Technology Fund
 Class A                 Trident Arbitrage Partners LP           26,482         6.64%
                         45 Pine Street Ste. 3A
                         New Canaan, CT 06840-5409

                         Blackcomb Associates LP                 33,505         8.40%
                         P. O. Box 5430
                         Incline Village, NV 89450-5430

                         J. C. Bradford & Co.                    66,647        16.71%
                         Custodian FBO
                         RCIP Limited Partners I
                         330 Commerce Street
                         Nashville, TN 37201-1805

 Class C                 VAR & Co.                            6,102,830        82.77%
                         P.O. Box 64482
                         St. Paul, MN 55164-0482

                         VAR & Co.                              703,006         9.53%
                         P.O. Box 64482
                         St. Paul, MN 55164-0482

                         First Trust N.A.                       484,578         6.57%
                         as Fiduciary for First Retirement
                         180 East 5th Street
                         St. Paul, MN 55101-1631

FASF:

Strategy Income Fund     VAR & Co.                              318,024        10.71%
                         P.O. Box 64482
                         St. Paul, MN 55164-0482

                         Service 145 Corp.                      510,572        17.19%
                         50 Green Meadow Blvd.
                         Eagan, MN 55121

Strategy Growth Fund     Video Professor                         60,445         5.93%
                         1310 Wadsworth Blvd.
                         Suite 100
                         Lakewood, CO 80215-5169

                         Douglas Spedding, Trustee               86,040         8.44%
                         R. Douglas Spedding Trust
                         c/o 4380 E. Alameda Ave.
                         Glendale, CO 80222

Strategy Growth &        Commerical Contractors Eqp. Inc.       143,219         6.99%
 Income Fund             P.O. Box 80136
                         Lincoln, NE 68501-1036

Strategy Aggressive      Douglas Spedding, Trustee               83,345        10.34%
 Growth Fund             R. Douglas Spedding Trust
                         c/o 4380 E. Alameda Ave.
                         Glendale, CO 80222

                                      PROXY

                           FIRST AMERICAN FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.

                            OAKS, PENNSYLVANIA 19456

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST AMERICAN FUNDS, INC. AND FIRST AMERICAN STRATEGY FUNDS, INC.

         The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer, and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of each series of First American Funds, Inc. ("FAF") and First American Strategy Funds, Inc. ("FASF") held of record by the undersigned on September 2, 1997, at the joint Special Meeting of shareholders of FASF, FAF and First American Investment Funds, Inc. (each referred to individually as a "Company") to be held on Friday, October 31, 1997, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:


Vote on Directors

1.       Election of Directors. The nominees are: 1) Robert J. Dayton, 2) Andrew
         M. Hunter III, 3) Leonard W. Kedrowski, 4) Robert L. Spies, 5) Joseph
         D. Strauss, 6) Virginia L. Stringer and Roger A. Gibson.

         If you wish to withhold authority for any nominee, please mark the box entitled "For all except" and write the nominee's number(s) on the line below.

         ----------------------------------------------------------------------

               [ ] FOR ALL        [ ] WITHHOLD ALL       [ ] FOR ALL EXCEPT


Vote on Proposals


2. To ratify the selection of KPMG Peat Marwick LLP as independent public accountants for each Company for the current fiscal year.

                [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

         PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: __________________________, 1997


                                            ____________________________________
                                                    Signature

       [SHAREHOLDER INFORMATION]

                                            ____________________________________
                                                    Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
           PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                      PROXY

                     FIRST AMERICAN INVESTMENTS FUNDS, INC.,
                            OAKS, PENNSYLVANIA 19456

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST AMERICAN INVESTMENT FUNDS, INC.


         The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer, and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of [name of portfolio], held of record by the undersigned on September 2, 1997, at the joint Special Meeting of shareholders of First American Investment Funds, Inc., First American Funds, Inc. and First American Strategy Funds, Inc. (each referred to individually as a "Company") to be held on Friday, October 31, 1997, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.


THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:


Vote on Directors

1.       Election of Directors. The nominees are: 1) Robert J. Dayton, 2) Andrew
         M. Hunter III, 3) Leonard W. Kedrowski, 4) Robert L. Spies, 5) Joseph
         D. Strauss, 6) Virginia L. Stringer and Roger A. Gibson.

         If you wish to withhold authority for any nominee, please mark the box entitled "For all except" and write the nominee's number(s) on the line below.

         ----------------------------------------------------------------------

               [ ] FOR ALL        [ ] WITHHOLD ALL       [ ] FOR ALL EXCEPT


Vote on Proposals


2. To ratify the selection of KPMG Peat Marwick LLP as independent public accountants for each Company for the current fiscal year.

                  [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. To consider and vote on a proposal that would eliminate a fundamental investment restriction of FAIF, which would allow an FAIF Fund to mortgage, pledge or hypothecate its assets.

                  [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4. To consider and vote on a proposed amendment to FAIF's articles of incorporation which would reduce the quorum required to conduct business at shareholders meetings from 30% of all outstanding shares to 10% of all outstanding shares of FAIF or, in the case of voting by classes or series of shares, such percentages of the applicable classes or series.

                  [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

         PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: __________________________, 1997


                                            ____________________________________
                                                    Signature

     [SHAREHOLDER INFORMATION]

                                            ____________________________________
                                                    Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
           PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.